UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 31, 2018, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing eleven  (11) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2019 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) approving, by non-binding vote, the Company’s executive compensation; and (iv) approving an amendment to the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan, as amended.  As of the record date, 24,277,730 shares of Class A common stock were issued and outstanding, and 45 shares of Class B common stock were issued and held by owners of Class A units of Private National Mortgage Acceptance Company, LLC (“PNMAC”).  Each share of Class A common stock held on the record date entitled the holder to one vote on each proposal. Each share of Class B common stock held on the record date entitled the holder to a number of votes on each proposal equal to the number of Class A units of PNMAC held by such holder on the record date.  The total number of eligible votes as of the record date was 76,821,655, of which 73,514,688 votes, or 95.69%, were present in person or by proxy.

Proposal 1:    The election of eleven  (11) director nominees to serve on the Board, each for a one-year term expiring at the 2019 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stanford L. Kurland	70,158,473	117,748	435,215	2,803,252
David A. Spector	70,159,099	116,922	435,415	2,803,252
Anne D. McCallion	70,081,888	194,932	434,616	2,803,252
Matthew Botein	67,931,528	2,344,900	435,008	2,803,252
James K. Hunt	68,431,985	1,844,443	435,008	2,803,252
Patrick Kinsella	70,189,583	86,845	435,008	2,803,252
Joseph Mazzella	70,164,524	111,304	435,608	2,803,252
Farhad Nanji	67,993,265	2,282,348	435,823	2,803,252
Theodore W. Tozer	70,228,688	47,340	435,408	2,803,252
Mark Wiedman	69,648,802	627,626	435,008	2,803,252
Emily Youssouf	70,186,813	89,215	435,408	2,803,252

All director nominees were elected.

Proposal 2:    Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,951,127	128,441	435,120	0

Proposal 3:    Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,597,721	13,653,046	460,669	2,803,252

Proposal 4:    Approval of an amendment to the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan, as amended.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,421,006	13,830,145	460,285	2,803,252

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: June 6, 2018	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer